February 17, 2026

BNY MELLON INTERMEDIATE MUNICIPAL BOND FUND, INC.

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Thomas Casey and Mary Collette O'Brien, CFA are the fund's primary portfolio managers, positions they have held since November 2011 and February 2026, respectively. Mr. Casey is a senior portfolio manager for tax-sensitive strategies at INA. Ms. O'Brien is senior portfolio manager at INA.

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The following information supersedes and replaces the information in the second paragraph in the section "Fund Details – Management – Sub-Adviser" in the prospectus:

Thomas Casey and Mary Collette O'Brien, CFA are the fund's primary portfolio managers, positions they have held since November 2011 and February 2026, respectively. Mr. Casey and Ms. O’Brien are jointly and primarily responsible for managing the fund's portfolio. Mr. Casey is a senior portfolio manager for tax-sensitive strategies at INA. He has been employed by INA or a predecessor company of INA since 1993. Ms. O'Brien is a senior portfolio manager at INA. She has been employed by INA since October 2025 and was previously employed by BNY Wealth from April 1995 until September 2025.

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